TERMINATION OF

FIRST AMENDED AND RESTATED

SHAREHOLDER AGREEMENT

This Termination of First Amended and Restated Shareholder Agreement (this “Agreement”) is entered into as of the 7th day of July, 2006 (the “Effective Date”), by and among Protalex, Inc., a Delaware corporation (the “Company”), certain holders of the Common Stock of the Company or options to acquire the Common Stock identified on Exhibit A hereto (the “Existing Shareholders”), a majority-in-interest of the Investors listed on Exhibit B (as such “majority-in-interest” is defined and contemplated in Section 13 of the “Shareholder Agreement” (as defined below) (collectively, all Investors listed on Exhibit B, the “Investors”)) with reference to the following facts:

A. On September 18, 2003, the Company issued and certain Investors purchased shares of the Company’s Common Stock and Warrants to purchase shares of the Company’s Common Stock pursuant to that certain Securities Purchase Agreement (the “Original Purchase Agreement”) whereby, as a condition to such sale and purchase, the parties entered into a Shareholder Agreement to assure that (i) a representative of the Investors was elected as a member of the Board of Directors of the Company and (ii) the transfer of shares of the Company’s Common Stock by the Existing Shareholders was limited.

B. On May 25, 2005, the Company issued and certain Investors purchased shares of the Company’s Common Stock and Warrants to purchase shares of the Company’s Common Stock pursuant to that certain Warrant and Common Stock Purchase Agreement dated as of May 25, 2005 (the “2005 Purchase Agreement”), and the Investors became parties to that certain Amended and Restated Shareholder Agreement dated as of May 25, 2005 (the “Shareholder Agreement”).

C. The Shareholder Agreement may be amended upon the agreement of (i) the Company, (ii) a majority-in-interest of the Investors voting on an as-converted basis (which majority-in-interest shall include the agreement of vSpring SBIC, L.P.), and (iii) all of the Existing Shareholders (collectively, the “Requisite Consenting Parties”).

D. The Company is contemplating issuing and selling shares of the Company’s Common Stock in connection with an equity financing (the “July Financing”) and in connection with such financing the Company, the Requisite Consenting Parties (including vSpring SBIC, L.P.) wish to terminate the Shareholder Agreement because (i) the restriction on transfer has now expired and (ii) the provisions regarding the voting of shares are deemed no longer necessary.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereby agree as follows:

1. Consent to the Termination of Shareholder Agreement. In connection with the closing of the July Financing, each of the undersigned, representing the Requisite Consenting Parties, hereby amend the Shareholder Agreement to provide that the Shareholder Agreement may be terminated by the written consent of the persons who would otherwise be required to amend such Shareholder Agreement. Accordingly, the undersigned hereby permanently and irrevocably terminate the Shareholder Agreement, such termination to be effective immediately prior to the closing of the July Financing and to be binding upon all parties to the Shareholders Agreement in accordance with the terms thereof.

2. Representations. Each of the undersigned hereby represents that this Agreement (i) has been duly and validly authorized by all necessary action on the part of the undersigned, (ii) has been duly executed and delivered by an authorized representative of the undersigned and (iii) constitutes a legal, valid and binding agreement of such undersigned, enforceable against the undersigned in accordance with its terms.

3. Miscellaneous. This Agreement may be signed in two or more counterparts, each of which shall be deemed to be an original, fully executed agreement. Executed counterparts of this Agreement may be transmitted by facsimile and shall be deemed to constitute an original for all purposes. This Agreement contains the entire agreement contemplated by the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, commitments, agreements and understandings between any of them with respect to such subject matter. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by the first class mail shall be deemed in every respect effective service of process upon such party in any suit or proceeding arising hereunder. Nothing herein shall affect either party’s right to serve process in any other manner permitted by law. The parties hereto agree that a final non appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit or such judgment or in any other lawful manner.

4. Attorneys’ Fees. In any legal proceeding arising out of this Agreement, including with respect to any instrument, document or agreement made under or in connection with this Agreement, the prevailing party shall be entitled to recover its costs and actual attorneys’ fees. As used in this Agreement, “actual attorneys’ fees” shall mean the full and actual cost of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual hourly fees charged by the attorneys performing such services.

IN WITNESS WHEREOF, the undersigned have caused this agreement to be signed on the date first written above.

COMPANY:

PROTALEX, INC.
a Delaware corporation

By:
Steven Kane,
President and Chief Executive Officer

EXISTING SHAREHOLDERS:

[Signature]

[Print Name]

[Title (if shareholder not individual)]

INVESTORS:

[Signature]

[Print Name]

[Title (if shareholder not individual)]

EXHIBIT A

EXISTING SHAREHOLDERS

1. Kirk Raab

2. Steven Kane

3. Frank M. Dougherty, Esq.

4. John Doherty

5. Marc Rose

6. Thomas Stagnaro

EXHIBIT B

INVESTORS

vSpring SBIC, L.P.
vSpring Capital
Integral Capital Partners VI, L.P.
SF Capital Partners Ltd.
Merriman Curhan Ford & Co.
Mark E. Strome Living Trust
Kinloch Rice Fields, LLC
The Lincoln Fund, L.P.
MedCap Partners, L.P.
David MacMillan
Matthew & Angela Hall Family Trust
William Hitchcock
Philip T. Sharples Trust U/A DTD 11/13/52
Terry J. Hennigan
Henry W. Harris
Eric Fellner
Philip P. Sharples 1994 Family Trust U/A
DTD 5/16/94
Prism Capital 5, L.P.
James R. Walker
Holly E. Zug Trust Dtd. 8/5/97
Terral Jordan
Mark P. Mason
William P. Getty
Richard L. Breaux
The Lincoln Fund Tax Advantaged, L.P.
Frank A. Bonsal, Jr.
Alexander M. Laughlin
Edgewood Management Company Profit Sharing
Plan
Christoph Henkel
Joseph R. Hardiman
Louise A. Havens Living Trust
Robert Anthony Mackie
Brenton M. Wickam
Bayard Walker, Jr.
John Burd Defined Benefit Plan
Brock Ganeles
Hanne S. Castle
Joanna K. Corrigan Irrevocable Trust
Lawrence J. Chazen Revocable Trust dtd 1/31/90
Jonathan D. Calloghan
Victor E. Parker, Jr.
Dixon R. Doll Sr. & Carol Doll Trust
Doll Family Partnership
Catalysis Partners, LLC

Matthew Crisp
Jon M. Plexico
Alan R. Sheriff
Dennis Tran & Rosalie Duong
Peter Lawson-Johnston
Jonathan Merriman
Kenneth R. Werner Revocable Trust Dtd 7/20/96
Anne S. Ritchie Holum
Dorothy N. Ritchie-Valhouli
J. Michael Ritchie
Charles J. Kaspar III
Robert E. Ford
Gregory H. Williams
Kevin J. Raidy
Edward B. Keaney
Dixon R. Doll Jr. & Sarah Doll
Steven R. Sarracino
Hans Hartvickson
Craig E. Sultan
John Sutcliffe
Patrick J. McQuaid
John Hiestand
Kinloch Rice Fields
Sandra Pessin
Douglas Heller
Ingalls & Snyder
Mary L. Smith Trust F/B/O Victoria L. Havens
Peter H. Havens F/B/O Robert Havens
George K. Hickox, Jr.
Cape May Limited Partnership (Thomas Zug)
The Lincoln Fund, L.P. - Neil Matlins
David MacMillian
Maud Tilghman Walker
Scott Holmes
Steven and Mary Kane
James Hanosh
Oakwood Holdings-Lynch Christain
Craig Lunsman
Sona Rijni Banker
Jack Benoff